AMENDMENT NO. 2


         THIS AMENDMENT NO. 2 (this "Amendment"), dated as of March 27, 1998, is by and among GALEY & LORD, INC., a Delaware corporation (the "Borrower"), GALEY & LORD INDUSTRIES, INC., a Delaware corporation ("G&L Industries"), the other Domestic Subsidiaries of the Borrower (each a "Guarantor", and together with G&L Industries, the "Guarantors"), THE PERSON IDENTIFIED AS AN "EXISTING LENDER" ON THE SIGNATURE PAGES HERETO (the "Existing Lender"), THE PERSONS IDENTIFIED AS "NEW LENDERS" ON THE SIGNATURE PAGES HERETO (the "New Lenders" and, together with the Existing Lender, the "Lenders") and FIRST UNION NATIONAL BANK, as Agent for the Lenders (the "Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Credit Agreement dated as of January 29, 1998, as amended (the "Existing Credit Agreement") among the Borrower, the Guarantors, the Existing Lender and the Agent, the Existing Lender has extended commitments to make certain credit facilities available to the Borrower; and

         WHEREAS, the parties hereto have agreed to amend the Existing Credit Agreement as set forth herein;

         NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereby agree as follows:


                                     PART I
                                   DEFINITIONS

                  SUBPART 1.1. Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following terms used in this Amendment, including its preamble and recitals, have the following meanings:

                           "Amended Credit Agreement" means the Existing Credit
                  Agreement as amended hereby.

                           "Amendment No. 2 Effective Date" is defined in
                  Subpart 4.1.

                  SUBPART 1.2. Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Credit Agreement.

                                     PART II
                     AMENDMENTS TO EXISTING CREDIT AGREEMENT

         Effective on (and subject to the occurrence of) the Amendment No. 2 Effective Date, the Existing Credit Agreement is hereby amended in accordance with this Part II. Except as so amended, the Existing Credit Agreement shall continue in full force and effect.

                  SUBPART 2.1. Amendments to Schedule 2.1(a). Schedule 2.1(a) of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 2.1(a) attached hereto is substituted therefor.

                  SUBPART 2.2. Amendments to Schedule 9.2. Schedule 9.2 of the Existing Credit Agreement is hereby deleted in its entirety and a new schedule in the form of Schedule 9.2 attached hereto is substituted therefor.


                                    PART III
                           ASSIGNMENTS AND ASSUMPTIONS

         The Existing Lender hereby sells and assigns, without recourse, to the New Lenders, and the New Lenders hereby purchase and assume, without recourse, from the Existing Lender, effective as of the Amendment No. 2 Effective Date, such interests in the Existing Lender's rights and obligations under the Existing Credit Agreement (including, without limitation, the Commitments of the Existing Lender on the Amendment No. 2 Effective Date and the Revolving Loans and the portions of the Term Loans owing to the Existing Lender which are outstanding on the Amendment No. 2 Effective Date) as shall be necessary in order to give effect to the reallocations of the Revolving Committed Amount, the Revolving Commitment Percentages, the Tranche B Term Loan Committed Amount, the Tranche B Term Loan Commitment Percentages, the Tranche C Term Loan Committed Amount and the Tranche C Term Loan Commitment Percentages effected by the amendment to Schedule 2.1(a) to the Existing Credit Agreement pursuant to Subpart 2.1. The Existing Lender hereby represents and warrants that it is the lawful owner of the interests being assigned hereby, free and clear of any adverse claim. The New Lenders shall make payment in exchange for such interests in the Existing Lender's rights and obligations under the Existing Credit Agreement on March 27, 1998, in the amounts and in accordance with the instructions of the Agent. Each New Lender (a) represents and warrants that it is legally authorized to enter into this Amendment; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 3.1 thereof, the financial statements delivered pursuant to Section 5.1 thereof, if any, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it will, independently and without reliance upon the Existing Lender, the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agent by the terms thereof, together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligations pursuant to subsection 2.18 of the Credit Agreement. The Existing Lender shall, to the extent of the interests assigned hereby, relinquish its rights and be released from its obligations under the Existing Credit Agreement. The Agent shall maintain in its internal records and record in the Register the information relating to the assignments and assumptions effected pursuant to this Part III and as required by Section 9.6(d). The Agent hereby agrees (i) that no transfer fee shall be payable under Section 9.6(e) of the Existing Credit Agreement or otherwise in connection with the assignments effected pursuant to this Part III and (ii) to pay to each New Lender its portion of the upfront fee as set forth in the CONFIDENTIAL INFORMATION MEMORANDUM DATED FEBRUARY, 1998.


                                     PART IV
                           CONDITIONS TO EFFECTIVENESS

                  SUBPART 4.1. Amendment No. 2 Effective Date. This Amendment shall be and become effective as of the date hereof (the "Amendment No. 2 Effective Date") when all of the conditions set forth in this Part IV shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as "Amendment No. 2."

                  SUBPART 4.2. Execution of Counterparts of Amendment. The Agent shall have received counterparts (or other evidence of execution, including telephonic message, satisfactory to the Agent) of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Agent and the Lenders.

                  SUBPART 4.3. Execution and Delivery of New Notes. Each Lender shall have received a new Note or Notes, as the case may be, each in the principal amount of its respective Commitments and duly executed on behalf of the Borrower.


                                     PART V
                                  MISCELLANEOUS

                  SUBPART 5.1. Cross-References. References in this Amendment to any Part or Subpart are, unless otherwise specified, to such Part or Subpart of this Amendment.

                  SUBPART 5.2. Instrument Pursuant to Existing Credit Agreement. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Existing Credit Agreement.

                  SUBPART 5.3. References in Other Credit Documents. At such time as this Amendment No. 2 shall become effective pursuant to the terms of Subpart 4.1, all references in the Existing Credit Agreement to the "Agreement" and all references in the other Credit Documents to the "Credit Agreement" shall be deemed to refer to the Existing Credit Agreement as amended by this Amendment.

                  SUBPART 5.4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants that (a) the conditions precedent to the initial Loans were satisfied as of the Closing Date (assuming satisfaction or waiver, if applicable, of all requirements in such conditions that an item be in form and/or substance reasonably satisfactory to the Agent or any Lenders or that any event or action have been completed or performed to the reasonable satisfaction of the Agent or any Lenders), (b) the representations and warranties contained in Article III of the Existing Credit Agreement (as amended by this Amendment) are correct in all material respects on and as of the date hereof as though made on and as of such date and after giving effect to the amendments contained herein and (c) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof and after giving effect to the amendments contained herein.

                  SUBPART 5.5. Representations and Warranties of the New Lenders. Each of the New Lenders hereby represents and warrants to the Borrower that at least one of the following statements is an accurate representation as to the source of funds to be used by such New Lender in connection with the financing under the Credit Agreement:

                  (a) no part of such funds constitutes assets allocated to any separate account maintained by such Lender in which any employee benefit plan (or its related trust) has any interest;

                  (b) to the extent that any part of such funds constitutes assets allocated to any separate account maintained by such Lender, such Lender has disclosed to the Borrower the name of each employee benefit plan whose assets in such account exceed 10% of the total assets of such account as of the date of such purchase (and, for purposes of this subsection (b), all employee benefit plans maintained by the same employer or employee organization are deemed to be a single plan);

                  (c) to the extent that any part of such funds constitutes assets of an insurance company's general account, there is no employee benefit plan or group of plans maintained by the same employee organization with respect to which the amount of such insurance company's general account reserves (as determined under Code Section 807(d)) for all contracts held by or on behalf of such plan or plans exceeds 10% of the total liabilities of such insurance company's general account, and such insurance company is relying on Prohibited Transaction Class Exemption 95-60 (issued July 12, 1995);

                  (d) to the extent that any part of such funds constitutes assets of an insurance company's general account, such insurance company has complied with all of the requirements of the regulations issued under Section 401(c)(1)(A) of ERISA; or

                  (e) such funds constitute assets of one or more specific benefit plans which such Lender has identified in writing to the Borrower.

         As used in this Subpart 5.5, the terms "employee benefit plan" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

                  SUBPART 5.6. Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                  SUBPART 5.7. Governing Law. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NORTH CAROLINA WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

                  SUBPART 5.8. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.




         [The remainder of this page has been left blank intentionally]

Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                           GALEY & LORD, INC.


                                    By: /s/ Michael R. Harmon
                                       --------------------------------
                                        Title: Executive Vice President

GUARANTORS:                         GALEY & LORD INDUSTRIES, INC.,


                                    By: /s/ Michael R. Harmon
                                       -------------------------------
                                    Title: Executive Vice President


                                    G&L SERVICE COMPANY, NORTH
                                    AMERICA, INC., a Delaware corporation


                                    By: /s/ Michael R. Harmon
                                       ------------------------
                                    Title: Vice President


                                    SWIFT TEXTILES INC.,
                                    a Delaware corporation


                                    By: /s/ Michael R. Harmon
                                       ---------------------------
                                    Title: Executive Vice President


                                    SWIFT DENIM SERVICES INC.,
                                    a Delaware corporation


                                    By: /s/ Michael R. Harmon
                                       --------------------------------
                                    Title: Executive Vice President

                                    [SIGNATURES CONTINUED]

EXISTING LENDER:                    FIRST UNION NATIONAL BANK
                                    individually in its capacity as an
                                    Existing Lender, a Lender and in its
                                    capacity as Agent


                                    By:   /s/ Jorge Gonzalez
                                       -------------------------
                                    Name: Jorge Gonzalez
                                         -----------------------
                                    Title:   Senior Vice President
                                          ------------------------






                                   [SIGNATURES CONTINUED]

NEW LENDERS:                        THE CIT GROUP / COMMERCIAL SERVICES, INC.


                                    By:  /s/ Peter B. Cooney
                                         --------------------
                                         Peter B. Cooney
                                         Vice President





                             [SIGNATURES CONTINUED]

                                      THE FIRST NATIONAL BANK
                                      OF CHICAGO


                                      By: /s/ Judith Cornwell
                                         ---------------------
                                      Title: Authorized Agent






                                     [SIGNATURES CONTINUED]

                                     FLEET BANK, N.A.


                                     By: /s/ Steven R. Navarro
                                        -----------------------
                                         Steven R. Navarro
                                         Vice President






                                    [SIGNATURES CONTINUED]

                                   NATIONSBANK, N.A.


                                   By: /s/ E. Phifer Helms
                                      ------------------------
                                   Title: Senior Vice President






                                  [SIGNATURES CONTINUED]

                                  SUNTRUST BANK, ATLANTA


                                  By: /s/ Jeffrey D. Drucker
                                     -------------------------
                                      Jeffrey D. Drucker
                                      Title: Banking Officer


                                  By: signature on original is illegible
                                  Title:





                                    [SIGNATURES CONTINUED]

                                 WACHOVIA BANK, N.A.


                                 By: /s/ Gary C. Gaskill
                                    ----------------------
                                     Gary C. Gaskill
                                 Title: Vice President






                                 [SIGNATURES CONTINUED]

                                  BANKBOSTON, N.A.


                                  By: /s/ John C. Todd
                                     --------------------
                                      John C. Todd
                                      Title: Director







                                 [SIGNATURES CONTINUED]

                                 CIBC INC.


                                 By: /s/Roger Colden
                                    --------------------------------
                                 Title:  Executive Director, CIBC
                                         Oppenheimer Corp. As Agent





                                 [SIGNATURES CONTINUED]

                                NATIONAL BANK OF CANADA


                                By: /s/ C Collie
                                   -------------------------------
                                Title: Vice-President & Manager


                                By: /s/ Alex M. Council III
                                   ------------------------------
                                Title: Vice President





                                [SIGNATURES CONTINUED]

                                BANK OF SCOTLAND


                                By: /s/ Annie Chin Tat
                                   --------------------
                                Title: Vice President






                                [SIGNATURES CONTINUED]

                                 THE BANK OF TOKYO-MITSUBISHI, LTD.


                                  By: signature on original is illegible
                                     ------------------------------------
                                  Title:






                                  [SIGNATURES CONTINUED]

                                  CREDIT LYONNAIS NEW YORK BRANCH


                                  By: /s/ Michael Henderlong
                                     ---------------------------
                                  Title: Vice President





                             [SIGNATURES CONTINUED]

                               NATIONAL CITY BANK


                                By: signature on original is illegible
                                   -------------------------------------
                                Title:




                               [SIGNATURES CONTINUED]

                                PNC BANK, NATIONAL ASSOCIATION


                                By: Rose M. Crump
                                   -----------------
                                Title: Vice President
                                       Rose M. Crump





                             [SIGNATURES CONTINUED]

                              COOPERATIEVE CENTRALE
                              RAIFFEISEN-BOERENLEENBANK B.A.,
                              "RABOBANK NEDERLAND", NEW YORK BRANCH


                                By: /s/ Ian Reece
                                   ------------------------
                                Title: Senior Credit Officer


                                By: /s/ Hans F. Breukhoven
                                   ------------------------
                                Title: Vice President



                               [SIGNATURES CONTINUED]

                              SENIOR DEBT PORTFOLIO

                              By:      Boston Management and Research,
                                       as Investment Advisor


                              By: /s/ Scott H. Page
                                 -------------------
                              Title: Vice President






                             [SIGNATURES CONTINUED]

                                  ALLIANCE CAPITAL MANAGEMENT
                                  L.P., as Manager on behalf
                                  of ALLIANCE CAPITAL
                                  FUNDING, L.L.C.

                                  By:      ALLIANCE CAPITAL MANAGEMENT
                                           CORPORATION, General Partner of
                                           Alliance Capital Management, L.P.


                                  By: /s/ L.I. Savitri Alex
                                     ---------------------------
                                           Title: Vice President






                             [SIGNATURES CONTINUED]

                              MERRILL LYNCH, PIERCE, FENNER
                              & SMITH INCORPORATED


                              By: /s/ Neil Brisson
                                 -------------------
                              Title: Director





                             [SIGNATURES CONTINUED]

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION


                              By: /s/ Roger M. Burns
                                 ---------------------------------
                                      Roger M. Burns
                                      Title: Duly Authorized Signatory






                              [SIGNATURES CONTINUED]

                              PUTNAM PREMIER INCOME TRUST


                              By: /s/ Joshua Viraui
                                 ---------------------
                              Title:  Vice-President



                             [SIGNATURES CONTINUED]

                             PUTNAM DIVERSIFIED INCOME TRUST


                              By: /s/ Joshua Viraui
                                 -------------------
                              Title:  Vice-President






                             [SIGNATURES CONTINUED]

                              PUTNAM HIGH YIELD TRUST


                              By: /s/ Joshua Viraui
                                 -------------------
                              Title:  Vice-President






                            [SIGNATURES CONTINUED]

                             MELLONBANK, N.A., SOLELY IN ITS CAPACITY AS TRUSTEE FOR THE GENERAL MOTORS CASH MANAGEMENT MASTER TRUST, INC. (AS DIRECTED BY SHENKMAN CAPITAL MANAGEMENT, INC.) AND NOT IN ITS INDIVIDUAL CAPACITY, AS ASSIGNEE


                             By: /s/ Bernadette Rist
                                --------------------------
                             Title: Authorized Signatory





                             [SIGNATURES CONTINUED]

                            TORONTO DOMINION (TEXAS), INC.


                            By: /s/ David G. Parker
                               ---------------------
                            Title: Vice President






                             [SIGNATURES CONTINUED]

                            MASSACHUSETTS MUTUAL LIFE
                            INSURANCE COMPANY


                            By: /s/ Mary Ann McCarthy
                               -----------------------
                            Title: Managing Director






                             [SIGNATURES CONTINUED]

                            ML CLO XII PILGRIM AMERICA (CAYMAN) LTD
                            BY:      PILGRIM AMERICA INVESTMENTS, INC.,
                                     ITS INVESTMENT MANAGER


                            By: /s/ Jeffrey A. Bakalar
                                --------------------------
                                     Title: Vice President






                             [SIGNATURES CONTINUED]

                            ALLSTATE INSURANCE COMPANY


                            By: signatures on original are illegible
                               -------------------------------------
                                   Title:





                             [SIGNATURES CONTINUED]

                            ARES LEVERAGED INVESTMENT
                            FUND, L.P.


                            By: ARES Management, L.P.


                            By: ARES Operating Member, LLC
                            Its: General Partner


                            By: /s/ David A. Sachs
                               --------------------
                            Title: Vice President






                             [SIGNATURES CONTINUED]

                            CYPRESS TREE BOSTON PARTNERS


                            By: signature on original is illegible
                               -------------------------------------
                                        Title:






                             [SIGNATURES CONTINUED]

                                                          Galey & Lord
                                                          Signature Pages to
                                                          Amendment No. 2








                            TORONTO DOMINION (TEXAS), INC.


                            By: /s/ David G. Parker
                               ---------------------
                            Title: Vice President





                             [SIGNATURES CONTINUED]

                                                         Galey & Lord
                                                         Signature Pages to
                                                         Amendment No. 2




                            KZH HOLDING CORPORATION III


                            By: /s/ Virginia Conway
                               -------------------------
                            Title: Authorized Agent






                             [SIGNATURES CONTINUED]

                                                         Galey & Lord
                                                         Signature Pages to
                                                         Amendment No. 2

                            DELANO COMPANY

                            By: Pacific Investment Management Company as its Investment Advisor

                            By: /s/ Raymond Kennedy
                               ---------------------
                            Title: Vice President






                             [SIGNATURES CONTINUED]

                                                           Galey & Lord
                                                           Signature Pages to
                                                           Amendment No. 2



                            THE TRAVELERS INSURANCE COMPANY


                            By: /s/ Teresa M. Torrey
                               ----------------------------
                            Title: Second Vice President






                             [SIGNATURES CONTINUED]

                                                          Galey & Lord
                                                          Signature Pages to
                                                          Amendment No. 2


                            THE TRAVELERS LIFE AND ANNUITY COMPANY


                            By: /s/ Teresa M. Torrey
                               ---------------------------
                            Title: Second Vice President






                             [SIGNATURES CONTINUED]

                                                         Galey & Lord
                                                         Signature Pages to
                                                         Amendment No. 2


                            OSPREY INVESTMENTS PORTFOLIO

                            By:      Citibank, N.A., as Manager

                            By: /s/ Hans L. Christensen
                               -------------------------
                            Title: Vice President






                             [SIGNATURES CONTINUED]

                                                          Galey & Lord
                                                          Signature Pages to
                                                          Amendment No. 2







                            ARCHIMEDES FUNDING, L.L.C.

                            By:      ING Capital Advisors, Inc.,
                                     as Collateral Manager

                            By: /s/ Helen Y. Rhee
                               ---------------------------
                            Title: AVP & Portfolio Manager






                             [SIGNATURES CONTINUED]

                                                          Galey & Lord
                                                          Signature Pages to
                                                          Amendment No. 2







                            KZH-CRESCENT-2 CORPORATION


                            By: /s/ Virginia Conway
                               ---------------------
                            Title: Authorized Agent





                             [SIGNATURES CONTINUED]

                                                       Galey & Lord
                                                       Signature Pages to
                                                       Amendment No. 2




                            VAN KAMPEN CLO I, LIMITED

                            By:      Van Kampen American Capital
                                     Management, Inc.,
                                     as Collateral Manager


                            By: /s/ Jeffrey W. Maillet
                                ------------------------------------
                                    Jeffrey W. Maillet
                                    Title:   Senior Vice President
                                             and Director







                             [SIGNATURES CONTINUED]

                                                        Galey & Lord
                                                        Signature Pages to
                                                        Amendment No. 2








                            BANKERS LIFE & CASUALTY
                            INSURANCE COMPANY


                            By: signature on original is illegible
                               ------------------------------------
                            Title:






                             [SIGNATURES CONTINUED]

                                                       Galey & Lord
                                                       Signature Pages to
                                                       Amendment No. 2




                            PRESIDENT & FELLOWS OF
                            HARVARD COLLEGE


                            By: /s/ Timothy S. Peterson
                                --------------------------
                            Title:  Authorized Signatory

                            By: signature on original is illegible
                               -------------------------------------
                                     Title:




                             [SIGNATURES CONTINUED]

                                                        Galey & Lord
                                                        Signature Pages to
                                                        Amendment No. 2





                            OAK HILL SECURITIES FUND, L.P.

                            By:      Oak Hill Securities GenPar. L.P.,
                                     its General Partner

                            By:      Oak Hill Securities MGP, Inc.,
                                     its General Partner

                            By: /s/ Scott Krase
                               --------------------
                                    Scott Krase
                                    Vice President






                             [SIGNATURES CONTINUED]

                                                          Galey & Lord
                                                          Signature Pages to
                                                          Amendment No. 2






                            KZH-SOLEIL-2 CORPORATION


                            By: /s/ Virginia Conway
                               ------------------------------
                                    Title: Authorized Agent





                             [SIGNATURES CONTINUED]

                                                          Galey & Lord
                                                          Signature Pages to
                                                          Amendment No. 2







                            DEEPROCK & COMPANY

                            By:      Eaton Vance Management
                                     as Investment Advisor


                            By: /s/ Scott H. Page
                               -------------------
                                    Scott H. Page
                                    Vice President